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                               TRUETRAKS, INCORPORATED
                                SUBSCRIPTION AGREEMENT


    The undersigned hereby subscribes for the purchase of ____________ shares of TrueTraks, Incorporated, a Delaware Corporation (the Company) at $6.50 per share in the aggregate amount of $_________________.

    The undersigned herewith submits the undersigned's check payable to TrueTraks, Incorporated in full payment for such shares. INCLUDE CHECK PAYABLE TO TRUETRAKS, INCORPORATED

Please print names in which shares are to be
registered                                            _________________________

                                                      _________________________


Investors Residence Address and Social Security or _________________________ Tax Identification Number(s).( Must be completed for registration purposes; no post office boxes please). _________________________
                                                      City ____________________
                                                      State & Zip _____________
                                                      Tax ID or SS No. ________
                                                      Tax ID or SS No. ________

Mailing Address to which notices and checks           ________________________
Should be sent( if different from the Residence       ________________________
Address)                                              ________________________
                                                      City ___________________
                                                      State & Zip ____________

              TELEPHONE                               Home: __________________
                                                      Business: ______________

Manner in which title is held (check one):
    1. ________ Community Property
    2. ________ Joint Tenants With Right of Survivorship
    3. ________ Separate Property
    4. ________ Individual Ownership
    5. ________ Partnership
    6. ________ Tenants in Common
    7. ________ Corporation
    8. ________ Other (Specify):       _______________________________________
                                       _______________________________________

__________________________________             _______________________________
Signature                                      Date